AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

The low-load variable universal life prospectus is amended at page 13 to update the INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS for the Vanguard Variable Insurance Fund portfolios, as follows:

   VANGUARD
   MONEY MARKET PORTFOLIO seeks to provide a current income and a stable net asset value of $1.00 per share. The Portfolio invests primarily in
   high-quality   short-term  money  market   instruments  issued  by  financial
   institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the level of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   HIGH-GRADE BOND PORTFOLIO seeks to provide a high level of income by attempting to parallel the investment results (income plus capital change) of a broad-based market index of publicly-traded, investment grade fixed-income securities. The Portfolio invests in a diversified sample of fixed income and mortgage-backed securities included in the Lehman Brothers Aggregate Bond Index.

   HIGH YIELD BOND PORTFOLIO seeks to provide a high level of current income by investing in a diversified portfolio of lower quality, higher-risk, high-yielding corporate debt securities (commonly referred to as "junk bonds").

   BALANCED PORTFOLIO seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income. The Portfolio invests in a diversified portfolio of common stocks and bonds.

   EQUITY INCOME PORTFOLIO seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income by investing principally in dividend-paying stocks with the potential for capital appreciation.

   EQUITY INDEX PORTFOLIO seeks to provide long-term growth of capital and income by attempting to parallel the investment results of a broad-based market index of stocks of large U. S. companies. The Portfolio invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index.

   GROWTH PORTFOLIO seeks to provide long-term growth of capital by investing primarily in large capitalization stocks of high-quality seasoned U.S. companies with records of superior growth.

   SMALL COMPANY GROWTH PORTFOLIO seeks to provide long-term growth of capital by investing primarily in equity securities of small companies deemed to have favorable prospects for growth and price appreciation.

   INTERNATIONAL PORTFOLIO seeks to provide long-term growth of capital by investing primarily in equity securities of seasoned companies located outside the United States.

The prospectus is further amended at page 29 to disclose the following EXPENSES for the Vanguard Variable Insurance Fund portfolios:


                                   INVESTMENT ADVISORY       OTHER                              TOTAL
   PORTFOLIO                          & MANAGEMENT         EXPENSES            TOTAL    (Reflecting waivers,
                                                                                       and/or reimbursements,
                                                                                               if any)
   VANGUARD(1)
   Money Market                            .16%              .04%              .20%             .20%
   High-Grade Bond                         .19%              .04%              .23%             .23%
   High Yield Bond                         .26%              .03%              .29%             .29%
   Balanced                                .27%              .02%              .29%             .29%
   Equity Income                           .31%              .02%              .33%             .33%
   Equity Index                            .17%              .01%              .18%             .18%
   Growth                                  .33%              .02%              .35%             .35%
   Small Company Growth                    .45%              .04%              .49%             .49%
   International                           .38%              .08%              .46%             .46%

   (1) 9/30/99 fiscal year end

The date of this Supplement is January 21, 2000.